Gene D. Wilson
                             810 Four Hills Road SE
                             Albuquerque, NM 87123

                                 March 6, 2001

Grant R. Atkins, Pres.
HADRO RESOURCES, INC.
1710 Bayshore Drive, Suite 1704
Vancouver, BC V6G 3G4, CANADA

Dear Mr. Atkins:

     I hereby resign from all positions with HADRO RESOURCES, INC. And Specifically from the Board of Directors.


                                           Very Truly Yours,


                                           /s/ Gene D. Wilson
                                           ------------------
                                           Gene D. Wilson